UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 28, 2022
Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
910 Louisiana Street, Suite 4200
Houston, TX 77002
(Address of principal executive office) (Zip Code)
(Registrant’s telephone number, including area code): (832) 413-4770
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2022, Rommel M. Oates was appointed to the board of directors (the “Board”) of Summit Midstream GP, LLC, the general partner (the “General Partner”) of Summit Midstream Partners, LP (“SMLP” or the “Partnership”), to be effective on February 28, 2022 and to serve as a Class III director on the Board until his successor is duly elected and qualified or until his earlier resignation, removal or death.
There is no arrangement or understanding between Mr. Oates and any other persons pursuant to which he was appointed. The Board considered the independence of Mr. Oates under the NYSE listing standards and concluded that he is an independent director under the applicable NYSE standards. There are no transactions in which Mr. Oates has an interest that require disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended (the “1933 Act”).
In connection with Mr. Oates’s appointment to the Board, the Partnership and Mr. Oates entered into an offer letter (the “Offer Letter”) pursuant to which Mr. Oates will receive the following compensation for his service on the Board in accordance with the General Partner’s independent director compensation program: (i) an $85,000 annual cash retainer; and (ii) approximately $100,000 in annual unit compensation. Mr. Oates will also be covered by the Partnership’s director and officer insurance policy.
Pursuant to the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, Mr. Oates will be fully indemnified for actions associated with being a director to the extent permitted under the Delaware Revised Uniform Limited Partnership Act.
Item 7.01. Regulation FD Disclosure.
On February 28, 2022, SMLP issued a press release announcing the matters described in Item 5.02 of this report, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the 1933 Act or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such document.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated as of February 28, 2022.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Dated:	February 28, 2022	/s/ William J. Mault
William J. Mault, Executive Vice President and Chief Financial Officer
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